                                  EXHIBIT 99.20

NO PREPAY STRESS

                                                 MIN 0
                 FWD LIBOR/SWAP SHIFT           -200 bp                  bp                200 bp
                               PREPAY       1.00X Base Case        1.00X Base Case    1.00X Base Case
-------------------------------------   -----------------------   -----------------   ---------------
                   Loss Severity: 40%
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK                     9.67%               7.60%             5.97%
                    CDR - YIELD BREAK                  7.69 CDR           5.728 CDR         4.314 CDR
      % CUM LOSS 1ST $ PRINCIPAL LOSS                     9.67%               8.91%             7.55%
           CDR - 1ST $ PRINCIPAL LOSS                 7.687 CDR           6.941 CDR         5.679 CDR

                   Loss Severity: 50%   Do NOT explicitly calc. Interpolate please.
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK
                    CDR - YIELD BREAK
      % CUM LOSS 1ST $ PRINCIPAL LOSS
           CDR - 1ST $ PRINCIPAL LOSS

                   Loss Severity: 60%
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK                    10.12%               7.95%             6.20%
                    CDR - YIELD BREAK                 4.979 CDR           3.775 CDR         2.863 CDR
      % CUM LOSS 1ST $ PRINCIPAL LOSS                    10.12%               9.30%             7.85%
           CDR - 1ST $ PRINCIPAL LOSS                 4.977 CDR           4.508 CDR         3.719 CDR

                   Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK                     8.46%               6.51%             5.07%
                    CDR - YIELD BREAK                 6.517 CDR           4.772 CDR         3.588 CDR
      % CUM LOSS 1ST $ PRINCIPAL LOSS                     8.46%               7.63%             6.43%
           CDR - 1ST $ PRINCIPAL LOSS                 6.515 CDR           5.749 CDR         4.703 CDR

                   Loss Severity: 50%   Do NOT explicitly calc. Interpolate please.
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK
                    CDR - YIELD BREAK
      % CUM LOSS 1ST $ PRINCIPAL LOSS
           CDR - 1ST $ PRINCIPAL LOSS

                   Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK                     9.19%               7.12%             5.53%
                    CDR - YIELD BREAK                 4.453 CDR           3.334 CDR         2.524 CDR
      % CUM LOSS 1ST $ PRINCIPAL LOSS                     9.19%               8.32%             7.00%
           CDR - 1ST $ PRINCIPAL LOSS                 4.451 CDR           3.972 CDR         3.272 CDR

PREPAY STRESS

                                                 MIN 0
                 FWD LIBOR/SWAP SHIFT           -200 bp                  bp                200 bp
                               PREPAY       2.00X Base Case        1.00X Base Case    0.50X Base Case
-------------------------------------   -----------------------   -----------------   ---------------
                   Loss Severity: 50%
            Recovery Delay: 12 months
               % CUM LOSS YIELD BREAK                     6.06%               7.81%            11.54%
                    CDR - YIELD BREAK                 7.054 CDR           4.551 CDR         3.931 CDR
      % CUM LOSS 1ST $ PRINCIPAL LOSS                     6.06%               9.14%            13.02%
           CDR - 1ST $ PRINCIPAL LOSS                 7.052 CDR           5.467 CDR          4.58 CDR

                   Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
               % CUM LOSS YIELD BREAK                     5.47%               6.86%            10.17%
                    CDR - YIELD BREAK                 6.313 CDR           3.925 CDR         3.365 CDR
      % CUM LOSS 1ST $ PRINCIPAL LOSS                     5.47%               8.03%            11.48%
           CDR - 1ST $ PRINCIPAL LOSS                 6.311 CDR           4.698 CDR         3.906 CDR